DIREXION NASDAQ-100® EQUAL WEIGHTED INDEX SHARES (QQQE)

Supplement dated December 29, 2022 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2022, as last supplemented

Effective immediately, the Direxion NASDAQ-100® Equal Weighted Index Shares will transfer its primary listing to The Nasdaq Stock Market LLC and will no longer be listed on the NYSE Arca, Inc. Additionally, all references in the Fund’s Summary Prospectus, Prospectus and SAI to the NYSE Arca, Inc. and NYSE Arca specific to the listing exchange for the shares of the Fund are hereby changed to The Nasdaq Stock Market LLC and NASDAQ, respectively.
For more information, please contact the Fund at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.